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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James V. Adam and Lori-jean Gille, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of MGI PHARMA, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                      Title                            Date
---------                      -----                            ----


/s/ Charles N. Blitzer         President and Chief Executive    March 28, 1997
---------------------------
Charles N. Blitzer             Officer (Principal Executive
                               Officer)


/s/ James V. Adam              Vice President, Chief            March 28, 1997
---------------------------
James V. Adam                  Financial Officer (Principal
                               Financial and Accounting
                               Officer)


/s/ Frederick W. Armstrong     Director                         March 28, 1997
---------------------------
Frederick W. Armstrong


/s/ Charles E. Austin          Director                         March 28, 1997
---------------------------
Charles E. Austin


/s/ David E. Collins           Director                         March 28, 1997
---------------------------
David E. Collins


/s/ Hugh E. Miller             Director                         March 28, 1997
---------------------------
Hugh E. Miller


/s/ Robert W. Powell, Jr.      Director                         March 28, 1997
---------------------------
Robert W. Powell, Jr.